Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 9 TO CREDIT AGREEMENT
AMENDMENT NO. 9 TO CREDIT AGREEMENT, dated as of March 27, 2019 (this “Amendment”), is entered into by and among SENSATA TECHNOLOGIES B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (the “BV Borrower”), SENSATA TECHNOLOGIES FINANCE COMPANY, LLC, a Delaware limited liability company (the “US Borrower”, and together with the BV Borrower, the “Borrowers”), SENSATA TECHNOLOGIES INTERMEDIATE HOLDING B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (the “Parent”), the undersigned subsidiaries of the BV Borrower as Guarantors, MORGAN STANLEY SENIOR FUNDING, INC. as administrative agent on behalf of the lenders party to the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”), as the Issuing Lender and as the Swingline Lender, and the Revolving Credit Lenders party hereto.
PRELIMINARY STATEMENTS:
WHEREAS, the Borrowers, the Parent, the Administrative Agent and certain lenders entered into that certain Credit Agreement, dated as of May 12, 2011 (as amended, amended and restated, supplemented, waived or otherwise modified prior to the date hereof, the “Credit Agreement” and as further amended pursuant to this Amendment, the “Amended Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);
WHEREAS, the Borrowers have requested an Extension to the Revolving Credit Commitments pursuant to Section 2.18 of the Credit Agreement and have made an Extension Offer to the Revolving Credit Lenders, and each Revolving Credit Lender and the L/C Issuer, by executing and delivering a counterpart signature page to this Amendment, shall be deemed, on the Ninth Amendment Effective Date, to have accepted the Extension Offer pursuant to Section 2.18(c) of the Credit Agreement;
WHEREAS, each of Morgan Stanley Senior Funding, Inc., Barclays Bank PLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd, Goldman Sachs Bank USA and Royal Bank of Canada have agreed to act as joint arrangers and bookrunners in connection with this Amendment and the transactions contemplated in connection herewith;
WHEREAS, the Borrowers, the Parent, the Administrative Agent and the Revolving Credit Lenders party hereto have agreed to further amend the Credit Agreement as hereinafter set forth, as authorized by Section 10.01 of the Credit Agreement;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:
SECTION 1.    Amendments to Credit Agreement.
The Credit Agreement is, subject to the satisfaction (or waiver by the Administrative Agent) of the conditions precedent set forth in Section 3, hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:
“Committed Currency” means, in the case of Dollar Letters of Credit, Dollars, in the case of Euro Letters of Credit, Euros and, in the case of Sterling Letters of Credit, Sterling.
“Ninth Amendment” means that certain Amendment No. 9 to Credit Agreement, dated as of March 27, 2019, among the BV Borrower, the US Borrower, the Parent, the other Guarantors party thereto, Morgan Stanley Senior Funding, Inc., as the Administrative Agent, the L/C Issuer and the Swingline Lender, and the Revolving Credit Lenders party thereto.
“Ninth Amendment Effective Date” means the date on which all of the conditions contained in Section 3 of the Ninth Amendment have been satisfied or waived by the Administrative Agent.
“Revolving Credit Exposure” means, with respect to each Revolving Credit Lender, the sum such Revolving Credit Lender’s Dollar Revolving Credit Exposure, Euro Revolving Credit Exposure and Sterling Revolving Credit Exposure.
“Sterling” and “£” mean the lawful currency of the United Kingdom.”
“Sterling Letter of Credit” means a Letter of Credit denominated in Sterling.

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“Sterling Loan” means a Loan that is a EURIBOR Loan and is made in Sterling pursuant to the applicable Committed Loan Notice.
“Sterling Revolving Credit Borrowing” means a borrowing consisting of simultaneous Sterling Revolving Credit Loans of the same type and having the same Interest Period made by each of the Sterling Revolving Credit Lenders pursuant to Section 2.01(b).
“Sterling Revolving Credit Commitment” means, as to each Sterling Revolving Credit Lender, its obligation to (a) make Sterling Credit Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Dollar Amount of Sterling Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Dollar Amount of Sterling Revolving Credit Commitments of all Sterling Revolving Credit Lenders shall be $420,000,000 on the Ninth Amendment Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.
“Sterling Revolving Credit Exposure” means, as to each Sterling Revolving Credit Lender, the sum of the outstanding principal amount of such Sterling Revolving Credit Lender’s Sterling Revolving Credit Loans and its Pro Rata Share of the L/C Obligations at such time.
“Sterling Revolving Credit Facility” means, at any time, the aggregate Dollar Amount of the Sterling Revolving Credit Commitments at such time. The Sterling Revolving Credit Facility is part of, not in addition to, the Revolving Credit Facility.
“Sterling Revolving Credit Loan” has the meaning specified in Section 2.01(b).
“Sterling Revolving Credit Lender” means, at any time, any Lender that has a Sterling Revolving Credit Commitment at such time.
“Sterling Sublimit” means an amount equal to the lesser of (a) $420,000,000 and (b) the aggregate Dollar Amount of the Sterling Revolving Credit Commitments. The Sterling Sublimit is part of, not in addition to, the Revolving Credit Facility.

(b)	Section 1.01 of the Credit Agreement shall be further amended as follows:
(i)    The first sentence of clause (b) of the definition of “Applicable Rate” (including the accompanying table entitled “Applicable Rate”) shall be amended in its entirety to read as follows:
“(b)    with respect to the Revolving Credit Loans, Revolving Credit Commitments and Letter of Credit fees, (i) until receipt by the Administrative Agent of a Compliance Certificate pursuant to Section 6.02(b) with respect to the fiscal quarters ending March 31, 2019 and June 30, 2019 (A) for Eurodollar Rate Loans and for EURIBOR Loans, 1.25%, (B) for Base Rate Loans, 0.25%, (C) for Letter of Credit fees, 1.125% and (D) for Revolving Credit Commitment Fees, 0.25% and (ii) thereafter, the following percentages per annum, based upon the Senior Secured Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Applicable Rate
Pricing Level	Senior Secured Net Leverage Ratio	Eurodollar Rate, EURIBOR	Letter of Credit Fees	Base Rate	Revolving Credit Commitment Fee Rate
1	≥ 1.5:1.0	1.50%	1.375%	0.50%	0.25%
2	< 1.5:1.0 but ≥ 0.75:1.0	1.25%	1.125%	0.25%	0.25%
3	< 0.75:1.0	1.00%	0.875%	0.00%	0.125%"

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(ii)    Clauses (b) and (c) of the definition of “Dollar Amount” shall be amended in their entirety to read as follows:
“(b) with respect to any Euro Loan or Sterling Loan, the principal amount thereof then outstanding in Euros or Sterling, as applicable, converted to Dollars in accordance with Section 1.08 and Section 2.16(a); and
(c) with respect to any L/C Obligation (or any risk participation therein), (A) if denominated in Dollars, the amount thereof and (B) if denominated in Euros or Sterling, the amount thereof converted to Dollars in accordance with Section 1.08 and Section 2.16(b).”
(iii)    Clause (a) of the definition of “Maturity Date” shall be amended in its entirety to read as follows:
“with respect to the Revolving Credit Facility, March 27, 2024,”
(iv)    The definition of “Revolving Credit Borrowing” shall be amended in its entirety to read as follows:
““Revolving Credit Borrowing” means a Dollar Revolving Credit Borrowing, a Euro Revolving Credit Borrowing or a Sterling Revolving Credit Borrowing.”
(v)    The definition of “Revolving Credit Commitment” shall be amended in its entirety to read as follows:
““Revolving Credit Commitment” means a Dollar Revolving Credit Commitment, a Euro Revolving Credit Commitment or a Sterling Revolving Credit Commitment, in each case including, for the avoidance of doubt, each Fifth Amendment Revolving Commitment and each Seventh Amendment Revolving Credit Commitment.”
(vi)    The definition of “Revolving Credit Lender” shall be amended in its entirety to read as follows:
““Revolving Credit Lender” means, at any time, the collective reference to the Dollar Revolving Credit Lenders, the Euro Revolving Credit Lenders and the Sterling Revolving Credit Lenders.
(vii)    The definition of “Revolving Credit Loan” shall be amended in its entirety to read as follows:
““Revolving Credit Loan” means the collective reference to the Dollar Revolving Credit Loans, the Euro Revolving Credit Loans and the Sterling Revolving Credit Loans, in each case including, for the avoidance of doubt, any Loans made pursuant to the Fifth Amendment Revolving Commitments and the Seventh Amendment Revolving Commitments.
(c)    The second sentence of Section 1.08(b) thereof shall be amended in its entirety to read as follows:
“For purposes of determining compliance with Section 7.11, the Dollar Amount of each Euro Loan and Sterling Loan and the equivalent in Dollars of any other Indebtedness denominated in a currency other than Dollars will reflect the currency translation effects, determined in accordance with GAAP, of Swap Contracts for currency exchange risks with respect to the applicable currency in effect on the date of determination of the Dollar Amount of such Euro Loan or Sterling Loan (as applicable) or the Dollar equivalent of such other Indebtedness.
(d)    Section 2.01(b) thereof shall be amended in its entirety to read as follows:
“(b) The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, (i) each Dollar Revolving Credit Lender severally agrees to make loans denominated in Dollars to any Borrower as elected by such Borrower pursuant to Section 2.02 (each such loan, a “Dollar Revolving Credit Loan”) from time to time, on any Business Day until the Maturity Date during the Revolving Credit Commitment Period, in an aggregate Dollar Amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment, (ii) each Euro Revolving Credit Lender severally agrees to make loans denominated in Euros to any Borrower as elected by such Borrower pursuant to Section 2.02 (each such loan, an “Euro Revolving Credit Loan”) from time to time, on any Business Day until the Maturity Date, in an aggregate Dollar Amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment and (iii) each Sterling Revolving Credit Lender severally agrees to make loans denominated in Sterling to any Borrower as elected by such Borrower pursuant to Section 2.02 (each such loan, an “Sterling Revolving Credit Loan”) from time to time, on any Business Day until the Maturity Date, in an aggregate Dollar Amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided that after giving effect to any Revolving Credit Borrowing, (i) the aggregate Dollar Amount of the Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender, plus such Dollar Amount of the Lender’s Pro Rata Share of the

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Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans, shall not exceed such Lender’s Revolving Credit Commitment, (ii) the aggregate Dollar Amount of Euro Revolving Credit Loans and L/C Obligations in respect of Euro Letters of Credit shall not exceed the Euro Sublimit and (iii) the aggregate Dollar Amount of Sterling Revolving Credit Loans and L/C Obligations in respect of Sterling Letters of Credit shall not exceed the Sterling Sublimit. Within the limits of each Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, each Borrower may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b). Dollar Revolving Credit Loans may be Base Rate Loans or Eurodollar Loans, as further provided herein, and Euro Revolving Credit Loans and Sterling Revolving Credit Loans must be EURIBOR Loans, as further provided herein; provided that all Dollar Revolving Credit Loans made by each of the Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Revolving Credit Loans of the same Type made to the same Borrower.”
(e)    Section 2.02(a) thereof shall be amended in its entirety to read as follows:
“(a) Each Term Borrowing, each Revolving Credit Borrowing, each conversion of Term Loans or Dollar Revolving Credit Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the relevant Borrower’s irrevocable (except as provided in Section 3.02, Section 3.03 and Section 3.04 herein) notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent (x) with respect to any Borrowing on any of the Closing Date, the Second Amendment Effective Date or the Third Amendment Effective Date, not later than 12:00 p.m. (noon) one (1) Business Day before the Closing Date, the Second Amendment Effective Date or the Third Amendment Effective Date, as applicable and (y) with respect to any Borrowing after the Closing Date, (i) not later than 12:00 p.m. (noon) three (3) Business Days prior to the requested date of any Borrowing of Eurodollar Rate Loans, continuation of Eurodollar Rate Loans or any conversion of Base Rate Loans to Eurodollar Rate Loans, (ii) not later than 12:00 p.m. (noon) one (1) Business Day before the requested date of any Borrowing of Base Rate Loans and (iii) not later than 12:00 p.m. (noon) three (3) Business Days prior to the requested date of any Borrowing of Euro Revolving Credit Loans or Sterling Revolving Credit Loans. Each telephonic notice by a Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of such Borrower. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a minimum principal amount of $2,000,000 or a whole multiple of $500,000 in excess thereof (or comparable amounts determined by the Administrative Agent in the case of Euro Loans and Sterling Loans). Except as provided in Section 2.03(c)(i) and Section 2.04(c)(i), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the relevant Borrower is requesting a Term Borrowing, a Dollar Revolving Credit Borrowing, a Euro Revolving Credit Borrowing, a Sterling Revolving Credit Borrowing, a conversion of Term Loans or Dollar Revolving Credit Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Term Loans or Dollar Revolving Credit Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto and (vi) the account of the relevant Borrower to be credited with the proceeds of such Borrowing. If, with respect to Loans denominated in Dollars the relevant Borrower fails to specify a Type of Loan in a Committed Loan Notice or fails to give a timely notice requesting a conversion or continuation, then the applicable Term Loans or Dollar Revolving Credit Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the relevant Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period (or fails to give a timely notice requesting a continuation of EURIBOR Loans denominated in Euros or Sterling), it will be deemed to have specified an Interest Period of one (1) month. If no currency is specified, the requested Borrowing shall be in Dollars.”
(f)    The first sentence of Section 2.03(a)(i) thereof shall be amended in its entirety to read as follows:
“Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the other Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars, Euros or Sterling for the account of the Borrowers (or any Restricted Subsidiary so long as a Borrower is a joint and several co-applicant, and references to a “Borrower” in this Section 2.03 shall be deemed to include reference to such Restricted Subsidiary) and to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drafts under the Letters of Credit; and (B) the Revolving Credit Lenders

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severally agree to participate in Letters of Credit issued for the account of the relevant Borrower; provided that the L/C Issuer shall not be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in any Letter of Credit if, as of the date of such L/C Credit Extension, (w) the aggregate Dollar Amount of Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender, plus such Lender’s Dollar Amount of Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans, would exceed such Lender’s Revolving Credit Commitment, (x) the Dollar Amount of Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit, (y) the aggregate Dollar Amount of Euro Revolving Credit Loans and L/C Obligations in respect of Euro Letters of Credit would exceed the Euro Sublimit or (z) the aggregate Dollar Amount of Sterling Revolving Credit Loans and L/C Obligations in respect of Sterling Letters of Credit would exceed the Sterling Sublimit.”
(g)    The second and third sentences of Section 2.03(c)(i) thereof shall be amended in their entirety to read as follows:
“Not later than 12:00 p.m. (noon) on the Business Day immediately following any payment by the L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), the relevant Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing, which amount shall be payable in the Committed Currency in which such Letter of Credit was issued. If any Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving Credit Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars in the Dollar Amount thereof in the case of Euros or Sterling) (the “Unreimbursed Amount”), and the amount of such Revolving Credit Lender’s Pro Rata Share thereof.”
(h)    Section 2.05(a)(i) thereof shall be amended in its entirety to read as follows:
“(i) Any Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Loans made to such Borrower, in each case, in whole or in part without premium or penalty; provided that (A) such notice must be received by the Administrative Agent not later than 12:00 p.m. (noon) (1) three (3) Business Days prior to any date of prepayment of Eurodollar Rate Loans or EURIBOR Loans and (2) on the date of prepayment of Base Rate Loans; (B) any prepayment of Eurodollar Rate Loans or EURIBOR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or comparable amounts determined by the Administrative Agent in the case of Euro Loans and Sterling Loans) or, if less, the entire principal amount thereof then outstanding; and (C) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. If such notice is given by a Borrower, such Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan or EURIBOR Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each prepayment of principal of, and interest on, Euro Loans shall be made in Euros and each prepayment of principal of, and interest on, Sterling Loans shall be made in Sterling. Each prepayment of the Loans pursuant to this Section 2.05(a) shall be applied among the Facilities to such Class(es) in such amounts and, in the case of the Term Loan Facility, in such order of maturity, as the relevant Borrower may direct in its sole discretion. Each prepayment made by a Borrower in respect of a particular Facility shall be paid to the Administrative Agent for the account of (and to be promptly disbursed to) the Appropriate Lenders in accordance with their respective Pro Rata Shares provided, that notwithstanding the foregoing or anything else in this Agreement to the contrary, payments and prepayments of principal and interest in respect of the Term Loans made on the Eighth Amendment Effective Date in connection with the replacement of Non-Consenting Lenders pursuant to Section 3.07 hereof may be applied on a non-pro rata basis.”
(i)    Section 2.06(a) thereof shall be amended in its entirety to read as follows:
“(a) Optional. The BV Borrower may, upon written notice to the Administrative Agent, terminate all or any portion of the unused Commitments under the Revolving Credit Facility; provided that (i) any such notice shall be received by the Administrative Agent three (3) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount (A) of $1,000,000 or any whole multiple of $100,000 in excess thereof or (B) equal to the entire remaining amount of the Revolving Credit Commitments and (iii) if, after giving effect to any reduction of the Revolving Credit Commitments, (1) the Letter of Credit Sublimit or the Swing Line Sublimit, as the case may be, exceeds the amount of the Revolving Credit Commitments, such

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sublimit shall be automatically reduced by the amount of such excess, (2) the Euro Sublimit exceeds the Euro Revolving Credit Facility, such sublimit shall be automatically reduced by the amount of such excess and (3) the Sterling Sublimit exceeds the Sterling Revolving Credit Facility, such sublimit shall be automatically reduced by the amount of such excess. The amount of any such Revolving Credit Commitment reduction shall not be applied to the Letter of Credit Sublimit, the Swing Line Sublimit, the Euro Sublimit or Sterling Sublimit unless otherwise specified by the BV Borrower. Notwithstanding the foregoing, the BV Borrower may rescind or postpone any notice of termination of the Revolving Credit Commitments if such termination would have resulted from a refinancing of all or a portion of the Facilities, which refinancing shall not be consummated or otherwise shall be delayed.”
(j)    The first sentence of Section 2.06(c) thereof shall be amended in its entirety to read as follows:
“The Administrative Agent will promptly notify the Appropriate Lenders of any termination or reduction of unused portions of the Letter of Credit Sublimit, the Swing Line Sublimit, the Euro Sublimit or the Sterling Sublimit or the unused Commitments of any Class under this Section 2.06 as the relevant Borrower may direct in its sole discretion.”
(k)    Section 2.09(a) thereof shall be amended to add “or Sterling Revolving Credit Commitment” immediately prior to the semi-colon preceding the first proviso therein.
(l)    The second, third and fourth sentences of Section 2.12(a) thereof shall be amended in their entirety to read as follows:
“Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in Euros or Sterling, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder with respect to principal and interest on Loans denominated in Euros or Sterling shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in such Euros or Sterling (as applicable) and in same day funds not later than 2:00 p.m. (London time) on the dates specified herein. If, for any reason, any Borrower is prohibited by any Law from making any required payment hereunder in Euros or Sterling, such Borrower shall make such payment in Dollars in the Dollar Amount of the Euro or Sterling (as applicable) payment amount.”
(m)    Section 2.16(a) thereof shall be amended in its entirety to read as follows:
“The Administrative Agent shall determine the Dollar Amount of each Euro Loan, Sterling Loan and L/C Obligation in respect of Letters of Credit denominated in Euros and Sterling (i) in the case of any Term Loan, as of the Closing Date, and (ii) otherwise, (A) as of the first day of each Interest Period applicable thereto and (B) as of the end of each fiscal quarter of the relevant Borrower, and shall promptly notify such Borrower and the Lenders of each Dollar Amount so determined by it. Each such determination shall be based on the Exchange Rate (x) on the date of the related Borrowing Request for purposes of the initial such determination for any Euro Loan or Sterling Loan and (y) on the fourth Business Day prior to the dates as of which such Dollar Amount is to be determined, for purposes of any subsequent determination.”
(n)    Section 7.11 thereof shall be amended in its entirety to read as follows:
“Except with the consent of the Required Revolving Credit Lenders, the Borrower Parties will not permit the Senior Secured Net Leverage Ratio as of the last day of any Test Period ending during any period set forth in the table below to be greater than the ratio set forth below opposite the last day of such Test Period:

Test Period	Senior Secured Net Leverage Ratio
June 30, 2011-December 31, 2011	5.00 to 1.0
Thereafter	5.00 to 1.0
Notwithstanding the foregoing, this Section 7.11 shall be in effect (and shall only be in effect) when the sum of the aggregate principal amount of any Revolving Credit Loans and/or Swing Line Loans then outstanding plus the aggregate amount of any L/C Obligations then outstanding (excluding Letters of Credit that have been Cash

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Collateralized to at least 100% of the undrawn amount thereof) at such time exceeds 20% of the total amount of the Revolving Credit Commitments (including any Additional Revolving Credit Commitments).”
(o)    The first sentence of Section 10.24 thereof shall be amended by in its entirety to read as follows:
“The obligations of the Borrowers hereunder and under the other Loan Documents to make payments in Dollars, in Euros or in Sterling, as the case may be (the “Obligation Currency”), shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent or a Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent or Lender under this Agreement or the other Loan Documents.”
(p)    Schedule 2.01 thereto shall be amended in its entirety to read as attached to this Amendment as Annex A.
(q)    Exhibit A thereto shall be amended in its entirety to read as attached to this Amendment as Annex B.
(r)    Exhibit C-2 thereto shall be amended in its entirety to read as attached to this Amendment as Annex C.
(s)    Exhibit E thereto shall be amended in its entirety to read as attached to this Amendment as Annex D.
SECTION 2.    Reference to and Effect on the Loan Documents.
(a)    On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. For the avoidance of doubt, this Amendment shall also constitute a Loan Document under the Credit Agreement, as amended by this Amendment.
(b)    The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.
(c)    Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.
SECTION 3.    Conditions of Effectiveness for Amendment. This Amendment shall become effective as of the date (the “Effective Date”) on which the following conditions shall have been satisfied (or waived by the Administrative Agent):
(a)     The Administrative Agent shall have received counterparts of this Amendment executed by the BV Borrower, the US Borrower, the Parent, the other Guarantors and Revolving Credit Lenders holding, in the aggregate after giving effect to any replacements of any Revolving Credit Lenders in accordance with Section 5 of this Amendment, not less than 100% of the aggregate Revolving Credit Commitments outstanding immediately prior to the Effective Date on, or prior to, 12:00 p.m., New York City time on March 27, 2019 (the “Consent Deadline”);
(b)    The Administrative Agent shall have received a certificate of the BV Borrower dated as of the Effective Date signed on behalf of the BV Borrower by a Responsible Officer of the BV Borrower, certifying on behalf of the Borrowers that:
(i)     immediately before and after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties set forth in Article 5 of the Credit Agreement (as amended by this Amendment) and in the other Loan Documents are true and correct in all material respects as of the Effective Date, with the same effect as though made on and as of such date, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (B) that for purposes of this Section 3(b), the representations and warranties contained in Sections 5.05(a) and 5.05(b) of the Credit Agreement (as amended by this Amendment) shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and 6.01(b) of the Credit Agreement (as amended by this Amendment) and, in the case of the financial statements furnished pursuant to Section 6.01(b) of the Credit Agreement (as amended by this Amendment), the representations contained in Section 5.05(a) of the Credit Agreement (as amended by this Amendment), as modified by this clause (B), shall be qualified by the statement that such financial statements are subject to the absence of footnotes and year-end audit adjustments, (C) to the extent that such representations and warranties contain a materiality qualification, such representations and warranties shall be accurate in all respects and (D) to the extent a limited waiver of compliance with such representations and warranties was granted pursuant to Section 9 of this Amendment; and

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(ii)    each of the Specified Representations (as defined below) shall be true and correct in all material respects as of the Effective Date. “Specified Representations” means the representations and warranties of the Loan Parties set forth in the Patriot Act Representation (as defined below), the Sanctions Representation (as defined below) and the Anti-Corruption Representation (as defined below). For purposes of this clause (ii), the following terms shall have the meanings given to them below:
“Patriot Act Representation” means the representation and warranty to the Administrative Agent by each Loan Party that, to the extent applicable, each of the Parent and its Subsidiaries is in compliance in all material respects with the Patriot Act and any enabling legislation or executive order relating thereto;
“Sanctions Representation” means the representation and warranty to the Administrative Agent by the Parent that no part of the proceeds of any Credit Extension will be used, directly or indirectly, for any purpose which would violate applicable Sanctions.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury;
“Sanction” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority; and
“Anti-Corruption Representation” means the representation and warranty to the Administrative Agent by each Loan Party that no part of the proceeds of any Credit Extension will be used, directly or indirectly, for any purpose which would breach the US Foreign Corrupt Practices Act of 1977 (as amended).
(c)     Immediately prior to and after giving effect to the Effective Date, no Default or Event of Default has occurred and is continuing;
(d)    The Administrative Agent shall have received such certificates or resolutions or incumbency certificates of the Loan Parties as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;
(e)    The Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is validly existing and in good standing in its jurisdiction of organization (to the extent such concept exists in such jurisdiction);
(f)    To the extent invoiced at least three Business Days prior to the Effective Date, all reasonable and documented fees and out-of-pocket expenses payable to the Administrative Agent shall have been paid to the extent due and payable in accordance with Section 6 of this Amendment and Section 10.04 of the Credit Agreement;
(g)    The Administrative Agent shall have received the fees referred to in Section 4(ii) of that certain Engagement Letter, dated as of February 28, 2019, among the BV Borrower and Morgan Stanley Senior Funding, Inc., Barclays Bank PLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd, Goldman Sachs Bank USA and Royal Bank of Canada as Arrangers;
(h)     At least 3 Business Days prior to the Effective Date, each Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Revolving Credit Lender that so requests, a Beneficial Ownership Certification to such Revolving Credit Lender. For purposes of this clause (h), the following terms shall have the meanings given to them below:
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
(i)     The Administrative Agent shall have received a customary legal opinion, addressed to the Administrative Agent and the Revolving Credit Lenders, in form, scope and substance reasonably acceptable to the Administrative Agent from each of (i) Foley Hoag LLP, counsel to the Loan Parties and (ii) each special foreign counsel referred to in Schedule A hereto; and
(j)     The Administrative Agent shall have received each of the deliverables set forth in Schedule B hereto.
SECTION 4.    Representations and Warranties. Each of the Parent and the Borrowers hereby represents and warrants to the Administrative Agent that:
(a)    on and as of the date hereof (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which it

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is a party, and (ii) this Amendment has been duly authorized, executed and delivered by it; and
(b)    this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).
SECTION 5.    New Lenders and Increasing Lenders. If any Revolving Credit Lender declines or fails to consent to this Amendment by returning an executed counterpart of this Amendment to the Administrative Agent prior to the Consent Deadline, then pursuant to and in compliance with the terms of Section 10.01 of the Credit Agreement, such Revolving Credit Lender may be replaced and its commitments and/or obligations purchased and assumed by either a new Revolving Credit Lender or an existing Revolving Credit Lender which is willing to increase its Revolving Credit Commitment as set forth on Annex A hereto upon execution of this Amendment. Each Revolving Credit Lender’s execution of its signature page to this Amendment shall also be deemed to be the execution of an Assignment and Assumption Agreement in an amount equal to the amount of any increase or decrease, as applicable, to such Revolving Credit Lender’s Revolving Credit Commitments as set forth on Annex A hereto.
SECTION 6.    Costs and Expenses. The Borrowers agree that all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the Attorney Costs of one counsel for all Lenders and the Administrative Agent (which shall be Shearman & Sterling LLP)), are expenses that the Borrowers are required to pay or reimburse pursuant to Section 10.04 of the Credit Agreement.
SECTION 7.    Execution in Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment, including by email with a pdf copy hereof attached, shall be effective as delivery of an original executed counterpart of this Amendment.
SECTION 8.    Governing Law and Waiver of Right of Trial by Jury. This Amendment is subject to the provisions of Sections 10.17 and 10.18 of the Credit Agreement relating to governing law, waiver of right to submission to jurisdiction, venue and waiver of trial by jury, the provisions which are by this reference incorporated herein in full.
SECTION 9.    Limited Waiver and Consent. The Administrative Agent and the Revolving Credit Lenders parties hereto hereby agree to waive the compliance by each of Sensata Technologies Bulgaria EOOD, Sensata Technologies de Mexico S. de R.L. de C.V., Sensata Technologies Holding Company Mexico, B.V., Sensata Technologies Holland B.V., ST Schrader Holding Company UK Limited, Sensor-Nite NV, ST August Lux Company S.à r.l., ST August Lux Intermediate Holdco S.à r.l., August Lux Holding Company, August Brazil Holding Company, August LuxUK Holding Company and Sensata Technologies Japan Limited (collectively, the “Subject Guarantors”) with all covenants and/or representations and warranties in the Loan Documents relating to the effectiveness or perfection of any security interest under, or enforceability of, any Collateral Document governed by Bulgarian, Mexican, Luxembourg or Japanese law, as applicable, on the Effective Date and for a period of 90 days after the Effective Date (as such time period may be extended in the reasonable discretion of the Administrative Agent), provided that the foregoing waiver shall only waive compliance with (i) requirements in respect of any change to the Secured Obligations pursuant to this Amendment and (ii) enforceability requirements relating to enforceability in respect of such change to the Secured Obligations.  During this 90-day period (as such time period may be extended in the reasonable discretion of the Administrative Agent) the Borrowers and the Parent will procure that the Subject Guarantors amend or enter into such Collateral Documents to reflect the amendments hereunder and will take all requisite actions as shall be set forth in the Guarantor Affirmation below to ensure that each Subject Guarantor has granted in favor of the Administrative Agent for the benefit of the Secured Parties, a valid and, to the extent required under the Collateral Documents to which it is a party, perfected security interest in its Collateral, as defined in such Collateral Documents.
SECTION 10.    Guarantor Affirmation. Each Guarantor party hereto hereby (a) acknowledges and consents to this Amendment; (b) subject to Section 9 above, ratifies and confirms all of its respective obligations and liabilities under the Loan Documents (as amended by this Amendment) to which it is a party and ratifies and confirms that such obligations and liabilities remain in full force and effect and extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the obligations of the Borrowers under the Amended Credit Agreement, including, as applicable, as provided in the documents detailed in Schedule B; (c) subject to Section 9 above, acknowledges and confirms that the liens and security interests granted by it pursuant to the Collateral Documents to which it is a party are and continue to be valid and perfected (if and to the extent required to be perfected under the Collateral Documents to which it is a party) liens and security interests in the Collateral (subject only to Liens permitted under the Loan Documents) that secure all of the obligations of such Guarantor under the Loan Documents (as amended by this Amendment) to which it is a party to the same extent that such liens and security interests in the Collateral were valid and perfected (if and to the extent required to be perfected under the Collateral Documents to which it is a party) immediately prior to giving effect

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to the execution and delivery of this Amendment, including, as applicable, as provided in the documents detailed in Schedule B; (d) acknowledges and agrees that such Guarantor does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees, or agents) on or prior to the date hereof; and (e) acknowledges, affirms, and agrees that such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of its obligations, indebtedness or liabilities to the Administrative Agent or any Lender on or prior to the date hereof.
SECTION 11.    Dutch Security Confirmation. Without prejudice to the foregoing, each Loan Party hereby, in respect of any security documents to which it is a party and pursuant to which a security interest is created or purported to be created governed by Dutch law (each a “Dutch Security Document”), irrevocably and unconditionally agrees and confirms (vaststellen), within the meaning of Article 7:900 of the Dutch Civil Code that (i) the security rights created by it and constituted by such Dutch Security Document are not affected by any amendment of, or waiver under, the Credit Agreement or any other Loan Documents as contemplated by this Amendment, (ii) the security rights created by it and constituted by such Dutch Security Document will secure the obligations of each Pledgor (as defined in each Dutch Security Document) under or in connection with the Loan Documents contemplated to be secured by such Dutch Security Document, including without limitation under or pursuant to the Parallel Obligations (as defined in each Dutch Security Document), as amended by this Amendment , and (iii) the Principal Obligations (as defined in each Dutch Security Document) will include (but not be limited to) all present and future obligations of any Pledgor (as defined in the Dutch Security Documents) towards the Secured Parties under the Amended Credit Agreement and the other Loan Documents contemplated to be secured by such Dutch Security Document, including without limitation all present and future obligations of any of the Pledgors (as defined in the Dutch Security Documents) under or in connection with its Parallel Obligations contemplated to be secured by such Dutch Security Document, and all Secured Obligations contemplated to be secured by each Dutch Security Document are secured and will continue to be secured by the security created by such Dutch Security Document. This Section 11 is governed by and shall be construed in accordance with Dutch law.

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 9 to Credit Agreement to be executed by their respective authorized officers as of the date first above written.

SENSATA TECHNOLOGIES B.V.,
as BV Borrower

By:	/s/ Gerrit H. Ensing
Name: Gerrit H. Ensing
Title: Director

SENSATA TECHNOLOGIES FINANCE
COMPANY, LLC,
as US Borrower

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Manager

SENSATA TECHNOLOGIES
INTERMEDIATE HOLDING B.V.,
as Parent

By:	/s/ Gerrit H. Ensing
Name: Gerrit H. Ensing
Title: Director

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SENSATA TECHNOLOGIES, INC.,
as Guarantor

By:    /s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Chief Operating Officer

KAVLICO CORPORATION,
CRYDOM, INC.,
NEWALL ELECTRONICS, INC.,
BEI NORTH AMERICA LLC,
CUSTOM SENSORS & TECHNOLOGIES US
CORPORATION,
CUSTOM SENSORS & TECHNOLOGIES US LLC,
CUSTOM SENSORS & TECHNOLOGIES, INC.,
each as Guarantor

By:    /s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Vice President

STI HOLDCO, INC.,
SENSATA TECHNOLOGIES BULGARIA EOOD,
each as Guarantor

By:    /s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Director

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SENSATA TECHNOLOGIES US, LLC,
as Guarantor

By: Sensata Technologies UK Financing Co. plc, as its
sole member

By:    /s/ Graeme M. Thompson
Name: Graeme M. Thompson
Title: Director

SENSATA TECHNOLOGIES US II, LLC,
as Guarantor

By: Sensata Technologies US, LLC, as its sole member

By: Sensata Technologies UK Financing Co. plc, as its
sole member

By:    /s/ Graeme M. Thompson
Name: Graeme M. Thompson
Title: Director

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Signed by Jeffrey Cote (name of director)
for and on behalf of	/s/ Jeffrey Cote
CUSTOM SENSORS & TECHNOLOGIES NEWCO LTD.,	Director
as Guarantor

Signed by Jeffrey Cote (name of director)
for and on behalf of	/s/ Jeffrey Cote
ST SCHRADER HOLDING COMPANY UK LIMITED,	Director
as Guarantor

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Signed by Graeme M. Thompson (name of director)
for and on behalf of	/s/ Graeme M. Thompson
SENSATA TECHNOLOGIES UK FINANCING CO. PLC,	Director
as Guarantor

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SENSATA TECHNOLOGIES MALAYSIA SDN.
BHD.,
as Guarantor

By:    /s/ Peter Leon Choong Chi
Name: Peter Leong Choong Chi
Title: Director

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SENSATA TECHNOLOGIES DE MÉXICO, S. DE R.L.
DE C.V.,
as Guarantor

By:    /s/ Santiago Sepulveda
Name: Santiago Sepulveda
Title: Attorney-in-Fact

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SENSATA TECHNOLOGIES FRANCE S.A.S.,
as Guarantor

By:    /s/ Paul Chawla
Name: Paul Chawla
Title:    President (Président)

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SENSATA TECHNOLOGIES JAPAN LIMITED,
as Guarantor

By:    /s/ Hisayoshi Iwamitsu
Name: Hisayoshi Iwamitsu
Title: Representative Director

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SENSATA TECHNOLOGIES HOLDING COMPANY
MEXICO B.V.,
SENSATA TECHNOLOGIES US
COÖPERATIEF U.A.,

each as Guarantor

By:    /s/ Gerrit H. Ensing
Name: Gerrit H. Ensing
Title: Director

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SENSOR-NITE NV,

as Guarantor

By:    /s/ Gerrit H. Ensing
Name: Gerrit H. Ensing
Title: Authorized Representative

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CDI NETHERLANDS B.V.,

as Guarantor

By:    /s/ Paul Chawla
Name: Paul Chawla
Title: Director

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SENSATA TECHNOLOGIES HOLLAND B.V.,
as Guarantor

By    /s/ Gerrit H. Ensing
Name: Gerrit H. Ensing
Title: Director

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SENSATA TECHNOLOGIES BERMUDA LTD.,
as Guarantor

By:    /s/ Melissa Mong
Name: Melissa Mong
Title: Director

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Signed by Steven Beringhause (name of director)
for and on behalf of	/s/ Steven Beringhause
AUGUST UK HOLDCO LIMITED,	Director
as Guarantor

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ST AUGUST LUX COMPANY S.À R.L.,
Société à responsabilité limitée
Registered office: 6D, route de Trèves, L-2633
Senningerberg
Luxembourg R.C.S.: B 192229
as Guarantor

By: /s/ Gerrit H. Ensing
Name: Gerrit H. Ensing
Title: Manager (Class A)

ST AUGUST LUX INTERMEDIATE HOLDCO S.À
R.L.,
Société à responsabilité limitée
Registered office: 6D, route de Trèves, L-2633
Senningerberg
Luxembourg R.C.S.: B 192214
as Guarantor

By: /s/ Gerrit H. Ensing
Name: Gerrit H. Ensing
Title: Manager (Class A)

AUGUST LUX HOLDING COMPANY, S.À R.L.,
Société à responsabilité limitée
Registered office: 6D, route de Trèves, L-2633
Senningerberg
Luxembourg R.C.S.: B 167704
as Guarantor

By: /s/ Gerrit H. Ensing
Name: Gerrit H. Ensing
Title: Manager (Class A)

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AUGUST BRAZIL HOLDING COMPANY S.À R.L.,
Société à responsabilité limitée
Registered office: 6D, route de Trèves, L-2633
Senningerberg
Luxembourg R.C.S.: B 168084
as Guarantor

By: /s/ Gerrit H. Ensing
Name: Gerrit H. Ensing
Title: Manager (Class A)

AUGUST LUXUK HOLDING COMPANY S.À R.L.,
Société à responsabilité limitée
Registered office: 6D, route de Trèves, L-2633
Senningerberg
Luxembourg R.C.S.: B 167757
as Guarantor

By: /s/ Gerrit H. Ensing
Name: Gerrit H. Ensing
Title: Manager (Class A)

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SENSATA FINANCE IRELAND LIMITED,
as Guarantor

By: /s/ Graeme Thompson
Name:    Graeme Thompson
Title:    Director

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SENSATA FINANCE IRELAND II LIMITED,
as Guarantor

By: /s/ Graeme Thompson
Name:    Graeme Thompson
Title:    Director

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MORGAN STANLEY SENIOR FUNDING,
INC., as Administrative Agent

By:    /s/ Jonathon Rauen
Name: Jonathon Rauen
Title: Authorized Signatory

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Morgan Stanley Senior Funding, Inc.,
as a Revolving Credit Lender

By:    /s/ Jonathon Rauen
Name: Jonathon Rauen
Title: Authorized Signatory

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Morgan Stanley Bank, N.A.,
as a Revolving Credit Lender

By:    /s/ Jonathon Rauen
Name: Jonathon Rauen
Title: Authorized Signatory

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BARCLAYS BANK PLC, as a Revolving Credit
Lender

By:    /s/ Martin Corrigan
Name: Martin Corrigan
Title: Vice President

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BANK OF AMERICA, N.A., as a Revolving
Credit Lender

By:    /s/ Michael Contreras
Name: Michael Contreras
Title: Vice President

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GOLDMAN SACHS BANK USA, as a
Revolving Credit Lender

By:    /s/ Thomas M. Manning
Name: Thomas M. Manning
Title: Authorized Signatory

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MIZUHO BANK, LTD., as a Revolving Credit
Lender

By:    /s/ Raymond Ventura
Name: Raymond Ventura
Title: Managing Director

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ROYAL BANK OF CANADA, as a Revolving
Credit Lender

By:    /s/ Raja Khanna
Name: Raja Khanna
Title: Managing Director

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Annex A
Schedule 2.01
Revolving Credit Commitments

Revolving Credit Lender	Existing Revolving Credit Commitments[1]	Additional[2] Revolving Credit Commitments	Revolving Credit Commitments[3]
Morgan Stanley Bank, N.A.	$84,500,000	$0	$74,500,000
Morgan Stanley Senior Funding, Inc.	$5,500,000	$0	$5,500,000
Barclays Bank PLC	$90,000,000	$0	$80,000,000
Bank of America, N.A.	$90,000,000	$0	$80,000,000
Mizuho Bank Ltd.	$50,000,000	$30,000,000	$80,000,000
Goldman Sachs Bank USA	$50,000,000	$0	$50,000,000
Royal Bank of Canada	$50,000,000	$0	$50,000,000
Total	$420,000,000		$420,000,000

Revolving Credit Commitments - Euro Sublimit4

Revolving Credit Lender	Dollar Amount of Existing Euro Revolving Credit Commitments[5]	Dollar Amount of Additional[6] Euro Revolving Credit Commitments	Dollar Amount of Euro Revolving Credit Commitments[7]
Morgan Stanley Bank, N.A.	$84,500,000	$0	$74,500,000
Morgan Stanley Senior Funding, Inc.	$5,500,000	$0	$5,500,000
Barclays Bank PLC	$90,000,000	$0	$80,000,000
Bank of America, N.A.	$90,000,000	$0	$80,000,000
Mizuho Bank Ltd.	$50,000,000	$30,000,000	$80,000,000
Goldman Sachs Bank USA	$50,000,000	$0	$50,000,000
Royal Bank of Canada	$50,000,000	$0	$50,000,000
Total	$420,000,000		$420,000,000
____________________
1 Before giving effect to any purchases and assumptions contemplated under Section 5 of this Amendment
2 Equals the amount of any purchases and assumptions contemplated under Section 5 of this Amendment.
3 Equals the sum of any existing Revolving Credit Commitments plus any purchases and assumptions contemplated under Section 5 of this Amendment (or minus any assignments made pursuant to such section) or otherwise in connection with Amendment No. 9.
4 Note: a Revolving Credit Lender’s Euro Revolving Credit Commitments are part of, and not additional to, the Revolving Credit Commitments of such Revolving Credit Lender.
5 Before giving effect to any purchases and assumptions contemplated under Section 5 of this Amendment.
6 Equals the amount of any purchases and assumptions contemplated under Section 5 of this Amendment.
7 Equals the sum of any existing Revolving Credit Commitments plus any purchases and assumptions contemplated under Section 5 of this Amendment (or minus any assignments made pursuant to such section) or otherwise in connection with Amendment No. 9.

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Revolving Credit Commitments - Sterling Sublimit8

Revolving Credit Lender	Dollar Amount of Sterling Revolving Credit Commitments
Morgan Stanley Bank, N.A.	$74,500,000
Morgan Stanley Senior Funding, Inc.	$5,500,000
Barclays Bank PLC	$80,000,000
Bank of America, N.A.	$80,000,000
Mizuho Bank Ltd.	$80,000,000
Goldman Sachs Bank USA	$50,000,000
Royal Bank of Canada	$50,000,000
Total	$420,000,000
____________________
8 Note: a Revolving Credit Lender’s Sterling Revolving Credit Commitments are part of, and not additional to, the Revolving Credit Commitments of such Revolving Credit Lender.

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Annex B
Form of Committed Loan Notice
[see attached]

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Annex C
Form of Revolving Credit Note
[see attached]

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Annex D
Form of Assignment and Assumption
[see attached]

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Schedule A
Opinions of Counsel

1.Belgium (capacity)	Loyens & Loeff
2.Belgium (collateral)	ALTIUS CVBA
3.Bermuda	Conyers Dill & Pearman
4.Bulgaria	Gugushev & Partners
5.France	Clifford Chance LLP
6.Ireland	A&L Goodbody
7.Japan	Clifford Chance (Gaikokuho Kyodo Jigyo)
8.Luxembourg	Loyens & Loeff
9.Malaysia (capacity)	Azim, Tunku Farik & Wong
10.Malaysia (collateral)	Wong & Partners
11.Mexico	Creel, García-Cuéllar, Aiza Y Enriquez, S.C.
12.Netherlands	Loyens & Loeff
13.UK	Clifford Chance LLP

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Schedule B
Effective Date Deliverables

1)
Deed of security confirmation in respect of the English law debentures entered into by August UK Holdco Limited, ST Schrader Holding Company UK Limited, Sensata Technologies UK Financing Co. Plc and Custom Sensors & Technologies Newco Ltd and share charges entered into by August LuxUK Holding Company S.á r.l. (the “English Security Confirmation”).

2)	Confirmation in respect of Malaysian law debenture.

3)	Confirmation in respect of Malaysian law share charge.

4)	Confirmation in respect of Irish law debenture entered into by Sensata Finance Ireland Limited.

5)	Confirmation in respect of Irish law share charge entered into by August LuxUK Holding Company.

6)	Confirmation in respect of Irish law debenture entered into by Sensata Finance Ireland II Limited

7)	Deed of release in respect of Irish law share charge dated 27 November 2015 entered into by ST Schrader Holding Company UK Limited.

8)	Irish law share charge to be entered into by ST Schrader Holding Company UK Limited in favour of the Collateral Agent in respect of the shares it holds in Sensata Finance Ireland II Limited.

9)
Confirmation Agreement, governed by Luxembourg law, to be entered into by and between ST Schrader Holding Company UK Limited, Sensor-Nite NV, ST August Lux Intermediate Holdco S.á r.l., August Lux Holding Company, ST August Lux Company S.á r.l., August LuxUK Holding Company, August Brazil Holding Company and MORGAN STANLEY SENIOR FUNDING, INC. in relation to:

(a)    a share pledge agreement, governed by Luxembourg law, dated 8 January 2015, entered into by and between ST Schrader Holding Company UK Limited as pledgor, Morgan Stanley as pledgee and ST August Lux Company S.á r.l. as company;
(b)    a share pledge agreement, governed by Luxembourg law, dated 8 January 2015, entered into by and between ST August Lux Company S.á r.l. as pledgor, Morgan Stanley as pledgee and ST August Lux Intermediate Holdco S.á r.l. as company;
(c)    a share pledge agreement, governed by Luxembourg law, dated 8 January 2015, entered into by and between ST August Lux Intermediate Holdco S.á r.l. and Sensor-Nite NV as pledgors, Morgan Stanley as pledgee and August Lux Holding Company as company;
(d)    a share pledge agreement, governed by Luxembourg law, dated 8 January 2015, entered into by and between August Lux Holding Company as pledgor, Morgan Stanley as pledgee and August LuxUK Holding Company as company; and
(e)    a share pledge agreement, governed by Luxembourg law, dated 8 January 2015, entered into by and between August Lux Holding Company as pledgor, Morgan Stanley as pledgee and August Brazil Holding Company as company.

10)	English law share pledge by Sensata Technologies B.V. in respect of its shares of Sensata Technologies UK Financing Co. Plc.

11)
A certificate of an authorised signatory of each chargor under the English Security Confirmation, in respect of each English company whose shares are charged by it under the English law Collateral Documents, certifying that (i) it has complied within the relevant timeframe with any notice it has received pursuant to Part 21A of the Companies Act 2006 and no "warning notice" or "restrictions notice" (in each case as defined in Schedule 1B of the Companies Act 2006) has been issued in respect of such shares, together with a copy of the "PSC register" (within the meaning of section 790C(10) of the Companies Act 2006) of that charged company, which is certified by an authorised signatory of the relevant chargor

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to be correct, complete and not amended or superseded, or (ii) that such charged company is not required to comply with Part 21A of the Companies Act 2006.

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Schedule C
Post-Effective Date Deliverables

1)	Within two Business Days of the Ninth Amendment Effective Date, inscription in the Luxembourg share registers of each of the following companies:
ST August Lux Company S.à r.l.,
ST August Lux Intermediate Holdco S.à r.l.,
August Lux Holding Company,
August LuxUK Holding Company; and
August Brazil Holding Company
immediately after the last inscription appearing therein (in respect of the second confirmation agreement entered into by the Pledgors and the Administrative Agent on 29 September 2015) of the following:
“Pursuant to a Luxembourg law governed third confirmation agreement, dated March 27, 2019 and entered into, inter alios, by and between [ST Schrader Holding Company UK Limited / ST August Lux Company S.à r.l. / ST August Lux Intermediate Holdco S.à r.l. / Sensor-Nite NV / August Lux Holding Company] as pledgor[s], Morgan Stanley Senior Funding, INC., as pledgee (the “Pledgee”) and [ST August Lux Company S.à r.l. / ST August Lux Intermediate Holdco S.à r.l. / August Lux Holding Company / August LuxUK Holding Company / August Brazil Holding Company] as company, the share pledge agreement, governed by Luxembourg law, dated January 8, 2015, by and between [ST Schrader Holding Company UK Limited / ST August Lux Company S.à r.l. / ST August Lux Intermediate Holdco S.à r.l. / Sensor-Nite NV / August Lux Holding Company] as pledgor[s], the Pledgee and [ST August Lux Company S.à r.l. / ST August Lux Intermediate Holdco S.à r.l. / August Lux Holding Company / August LuxUK Holding Company / August Brazil Holding Company] as company (the “Share Pledge Agreement”), and the security interests (gage de premier rang) created thereunder (i) continue in full force and effect, (ii) are preserved for the benefit of the Pledgee, (iii) are (and will be) maintained and preserved for the benefit of the Pledgee (iv) are (and will be) held and administered by the Pledgee in accordance with the Share Pledge Agreement and (v) are not and will not be reduced, discharged or otherwise adversely affected by any amendment, variation, novation, replacement or supplement of or to any of the Secured Obligations (as defined in the Share Pledge Agreement) including without limitation any increase in or extension of the Secured Obligations and any addition of Secured Obligations.”;

2)	Following the inscriptions referred to in 1 above, legal opinion of M Partners S.à r.l. with respect to enforceability of third confirmation agreement.

3)	Amendment to Mexican Mortgage (Hipoteca) on Aguascalientes Real Estate.

4)	Amendment to Mexican law Floating Lien Pledge Agreement.

5)	Amendment to Mexican law Equity Interest Pledge Agreement.

6)	Legal opinion of Creel, García-Cuéllar, Aiza Y Enriquez, S.C. with respect to post-Effective Date Mexican law deliverables.

7)	Notarized copy of Annex No. 9 to the Going Concern Pledge Agreement relating to the going concern of Sensata Technologies Bulgaria EOOD ("Going Concern Pledge Agreement").

8)	Notarized copy of Annex No. 7 to the Share and Dividends Pledge Agreement relating to the quotas in Sensata Technologies Bulgaria EOOD ("Share and Dividends Pledge Agreement").

9)
Current legal status certificate issued by the Commercial Registry evidencing that the modifications in the security interest created by Annex No. 7 to the Share and Dividends Pledge Agreement have been duly registered.

Amendment No. 9 to Credit Agreement
B4970894.1

10)
Certificate issued by the Central Pledges Registry evidencing that the modifications in the security interests created by Annex No. 7 to the Share and Dividends Pledge Agreement have been duly registered in respect of the pledged Rights (as defined in the Share and Dividends Pledge Agreement).

11)
Current status certificate of Sensata Technologies Bulgaria EOOD issued by the Commercial Registry evidencing that the modifications in the security interest created by Annex No. 9 to the Going Concern Pledge Agreement have been duly registered.

12)
Certificate issued by the Central Pledges Registry evidencing that the modifications in the security interest created by Annex No. 9 to the Going Concern Pledge Agreement have been duly registered in respect of movables and receivables representing specified assets, owned by the Sensata Technologies Bulgaria EOOD (as defined in the Going Concern Pledge Agreement).

13)
Certificates issued by the Land Registry - Botevgrad and the Land Registry - Plovdiv evidencing that the modifications in the security interest created by Annex No. 9 to the Going Concern Pledge Agreement have been duly registered in respect of land plots representing specified assets, owned by Sensata Technologies Bulgaria EOOD (as defined in the Going Concern Pledge Agreement).

14)
Notification to the Patent Office regarding registration of the modifications in the security interest created by Annex No. 9 to the Going Concern Pledge Agreement in respect of the utility model representing specified asset, owned by Sensata Technologies Bulgaria EOOD (as defined in the Going Concern Pledge Agreement).

15)	Legal opinion of Gugushev & Partners Law office with respect to post-Effective Date Bulgarian law deliverables.

16)
Amendments to Promissory Notes No. 1, 4 and 6 from BV Borrower to Collateral Agent in connection with security interests in Japan and certain documents required for extension of the period of the registration of relevant security interests.

Amendment No. 9 to Credit Agreement
B4970894.1